Exhibit 10.4

EXECUTION COPY

PERFORMANCE GUARANTY

This PERFORMANCE GUARANTY (this “Guaranty”) is made as of the 15th day of July, by GWG Holdings, LLC, a Delaware limited liability company (the “Guarantor”), in favor of GWG DLP Funding II, LLC, a Delaware limited liability company (the “Life Settlement Buyer” or a “Buyer”), United Lending SPV, LLC, a Delaware limited liability company (the “Premium Finance Buyer” or a “Buyer” and, together with the Life Settlement Buyer, the “Buyers”), Autobahn Funding Company LLC, as lender (the “Lender”), and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, as agent (the “Agent”), in connection with (i) that certain General Sale and Servicing Agreement, dated as of July 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “General Sale and Servicing Agreement”), by and among the Life Settlement Buyer, as a purchaser, the Premium Finance Buyer, as a purchaser, GWG Life Settlements, LLC, a Delaware limited liability company, as a seller and the life settlement master servicer (the “Life Settlement Seller” or a “Seller”), and United Lending, LLC, a Delaware limited liability company, as a seller and the premium finance master servicer (the “Premium Finance Seller” or a “Seller” and, together with the Life Settlement Seller, the “Sellers”), and (ii) that certain Life Settlement Servicing Agreement, dated as of July 15, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Life Settlement Servicing Agreement”), by and among the Life Settlement Seller, as master servicer, Wells Fargo Bank, N.A., as servicer, the Agent, the Life Settlement Buyer, as purchaser, and GWG DLP Trust II, as titling trust.

1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the General Sale and Servicing Agreement or, if not defined therein, in the Life Settlement Servicing Agreement or, if not defined therein, in the Credit Agreement referred to in the General Sale and Servicing Agreement. In addition, the following terms have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

“Guaranteed Obligations” means all present and future liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of each Seller, arising under or in connection with the General Sale and Servicing Agreement, the Life Settlement Servicing Agreement or any other Related Document to which either Seller is or becomes a party or the transactions contemplated hereby or thereby and shall include, without limitation, all liability for costs, expenses, indemnifications and all other amounts due or to become due from either Seller under the Related Documents, including, without limitation any such amounts that accrue after the commencement of a bankruptcy, insolvency or similar proceeding (in each case whether or not allowed as a claim in such proceeding).

2. Guaranty. For value received and in consideration of the transactions contemplated by the Related Documents, the Guarantor unconditionally guarantees for the benefit of the Buyers and the Secured Parties the full and prompt payment when due of all the Guaranteed Obligations. In addition, the Guarantor shall pay to the each Buyer, the Agent and the Lender on demand and in immediately available funds an amount equal to all reasonable fees, costs and expenses (including, without limitation, all court costs and all reasonable attorneys’ and paralegals’ fees, costs and expenses) paid or incurred by the applicable Buyer, the Agent or the Lender in: (1) endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, the Guarantor relating to this Guaranty or any other Related Document or the transactions contemplated hereby or thereby; (2) taking any action with respect to any security or collateral securing the Guaranteed Obligations or the Guarantor’s obligations hereunder; or (3) preserving, protecting or defending the enforceability of, or enforcing, this Guaranty or its rights hereunder. In addition, the Guarantor further agrees to pay to each Buyer, the Agent and the Lender, on demand and in immediately available funds, interest on any amount due hereunder, from the date of demand under this Guaranty until paid in full at the Default Funding Rate. The Guarantor hereby agrees that this Guaranty is an absolute guaranty of payment and is not a guaranty of collection.

3. Obligations Unconditional. The Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of:

(i) the validity, enforceability, avoidance or subordination of any of the Guaranteed Obligations or any of the other Related Documents;

(ii) the absence of any attempt by, or on behalf of, either Buyer, the Lender or the Agent to collect, or to take any other action to enforce, all or any part of the Guaranteed Obligations whether from or against either Seller, any other guarantor of the Guaranteed Obligations or any other party;

(iii) the election of any remedy by, or on behalf of, either Buyer, the Lender or the Agent with respect to all or any part of the Guaranteed Obligations;

(iv) the waiver, amendment, consent, extension, forbearance or granting of any indulgence by, or on behalf of, either Buyer, the Lender or the Agent with respect to any provision of any of the other Related Documents;

(v) the failure of either Buyer, the Lender or the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Guaranteed Obligations or any rights as against any other guarantor of the Guaranteed Obligations or any release of any collateral security for or release of any other guarantor in respect of the Guaranteed Obligations;

(vi) the election by, or on behalf of, either Buyer, the Lender or the Agent, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;

(vii) any borrowing or grant of a security interest by either Seller, as a debtor-in-possession, under Section 364 of the Bankruptcy Code;

(viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of either Buyer, the Lender or the Agent for repayment of all or any part of the Guaranteed Obligations, including any amount due hereunder;

(ix) any actual or alleged fraud by any party (other than the Lender or the Agent); or

(x) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of either Seller or a guarantor (other than the defense of payment or performance).

4. Enforcement; Application of Payments. Upon the occurrence of a Termination Event (as defined in the Credit Agreement), the Agent may proceed directly and at once, without notice, against the Guarantor to obtain performance of and to collect and recover the full amount, or any portion, of the Guaranteed Obligations, without first proceeding against either Seller, any other guarantor or any other party, or against any security or collateral for the Guaranteed Obligations. Subject only to the terms and provisions of the Credit Agreement, the Agent shall have the exclusive right to determine the application of payments and credits, if any, from the Guarantor, the Sellers, any other guarantor or from any other party on account of the Guaranteed Obligations or any other liability of the Guarantor to the Secured Parties.

5. Waivers. Except as otherwise expressly set forth in the Credit Agreement, (i) the Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of either Seller, protest or notice with respect to the Guaranteed Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty, the benefits of all statutes of limitation, and all other demands whatsoever (and shall not require that the same be made on the applicable Seller as a condition precedent to the Guarantor’s obligations hereunder), and covenants that this Guaranty will not be discharged, except by complete payment (in cash) of the Guaranteed Obligations. Except as otherwise expressly set forth in the Credit Agreement, the Guarantor further waives all notices of the existence, creation or incurring of new or additional Guaranteed Obligations arising from the transactions contemplated by the Related Documents, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Guaranteed Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, or from any other party, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to the Agent to secure payment of all or any part of the Guaranteed Obligations.

(ii) Each of the Agent and each Buyer is hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time, (a) with the agreement of each Seller (if each Buyer and the Agent do not otherwise have the unilateral right to renew, extend, accelerate or otherwise change), to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Guaranteed Obligations, or to otherwise modify, amend or change the terms of any of the Related Documents; (b) to accept partial payments on all or any part of the Guaranteed

Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Guaranteed Obligations, this Guaranty, or any other guaranties of all or any part of the Guaranteed Obligations or other liabilities of either Seller, (d) to exchange, enforce, waive and release any such security or collateral; (e) to apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; and (f) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Guaranteed Obligations, this Guaranty, any other guaranty of all or any part of the Guaranteed Obligations, and any security or collateral for the Guaranteed Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of the Guarantor hereunder.

6. Setoff. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), the Agent may setoff and apply toward the payment of all or any part of the Guaranteed Obligations any moneys, credits or other property belonging to the Guarantor, at any time held by or coming into the possession of the Agent or its affiliates.

7. Financial Information. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of each Seller and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that none of the Lender, the Agent nor either Buyer shall have any duty to advise the Guarantor of information known to it regarding such condition or any such circumstances. In the event any of the Lender, the Agent or either Buyer, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, none of the Lender, the Agent nor either Buyer shall be under any obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which either Buyer, the Lender or the Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

8. No Marshalling; Reinstatement. The Guarantor consents and agrees that none of the Lender, the Agent, either Buyer nor any party acting for or on behalf of the Lender, the Agent or either Buyer shall be under any obligation to marshall any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Obligations. The Guarantor further agrees that, to the extent that either Seller or any other guarantor of all or any part of the Guaranteed Obligations makes a payment or payments to either Buyer, the Lender, the Agent or any other Secured Party, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the applicable Seller, such other guarantor or any other party, or their respective estates, trustees, receivers or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.

9. Subrogation. Until the Guaranteed Obligations have been paid in full, the Guarantor (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which either Buyer, the Lender or the Agent now has or may hereafter have against the Sellers, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other party, and the Guarantor waives any benefit of, and any right to participate in, any security or collateral given to either Buyer or the Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of either Seller to either Buyer, the Lender or the Agent.

10. Subordination. (i) The Guarantor agrees that any and all claims of the Guarantor against either Seller, any endorser and any other guarantor of all or any part of the Guaranteed Obligations, or against any of their respective properties (collectively, the “Subordinated Indebtedness”), shall be subordinate and subject in right of payment to the prior payment, in full and in cash (or as otherwise agreed by the Agent), of all Guaranteed Obligations; provided, however, that prior to the occurrence of any Event of Default, the Guarantor shall have the right to ask, demand, sue for, take or receive any payment or distribution in respect of the Subordinated Indebtedness from either Seller. Notwithstanding any right of the Guarantor to ask, demand, sue for, take or receive any payment in respect of the Subordinated Indebtedness from either Seller, all rights, liens and security interests of the Guarantor, whether now or hereafter arising and howsoever existing, in any asset of a Seller (whether constituting part of the security or collateral given to the Agent to secure payment of all or any part of the Guaranteed Obligations or otherwise) shall be and hereby are subordinated to the rights of each Buyer, the Lender and the Agent in such asset.

(ii) From and after the occurrence of any Event of Default:

(a) The Guarantor shall have no right to possession of any asset of either Seller or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been fully paid and satisfied and all financing arrangements between each Buyer, the Agent and the Lender have been terminated.

(b) If all or any part of the assets of either Seller, or the proceeds thereof, are subject to any distribution, division or application to the creditors of the applicable Seller, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of either Seller is dissolved or if substantially all of the assets of either Seller are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any of the Subordinated Indebtedness shall be paid or delivered directly to the Agent for application to payments due hereunder.

(c) The Guarantor hereby irrevocably authorizes and empowers the Agent (as a present grant, effective the date hereof and subject only to the condition that an Event of Default exists) in respect of the Subordinated Indebtedness to demand, sue for, collect and receive every payment or distribution thereon and give acquittance therefor and to make and present for and on behalf of the Guarantor such proofs of claim and take such other action, in the Agent’s own name or in the name of the Guarantor or otherwise, as the Agent may deem necessary or advisable for the enforcement of this Guaranty. The Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any unpaid Guaranteed Obligation.

(d) Should any payment, distribution, security or instrument or proceeds of any of the foregoing be received by the Guarantor upon or with respect to the Subordinated Indebtedness following the occurrence of an Event of Default and prior to the satisfaction of all of the Guaranteed Obligations and the termination of all financing arrangements between each Buyer and the Lender, the Guarantor shall (to the extent of unpaid Guaranteed Obligations) receive and hold the same in trust, as trustee, for the benefit of the Agent and shall forthwith deliver the same to the Agent, in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Agent. If the Guarantor fails to make any such endorsement or assignment to the Agent, the Agent or any of its officers or employees are hereby irrevocably authorized to make the same.

(iii) The Guarantor agrees that until the Guaranteed Obligations have been paid in full (either in cash or by way of setoff under Section 6) and satisfied (except for contingent indemnification obligations) and all financing arrangements between each Buyer and the Lender have been terminated, the Guarantor will not assign or transfer to any other party any claim the Guarantor has or may have against either Seller, without the prior written consent of the Agent.

11. Enforcement; Amendments; Waivers. No delay on the part of either Buyer, the Lender or the Agent in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Related Documents or otherwise with respect to all or any part of the Guaranteed Obligations, the Collateral or any other guaranty of or security for all or any part of the Guaranteed Obligations shall operate as a waiver thereof, and no single or partial exercise by either Buyer, the Lender or the Agent of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon either Buyer, the Lender or the Agent, except as expressly set forth in a writing duly signed and delivered by the applicable Buyer, the Lender or the Agent (as applicable). Failure by either Buyer, the Lender or the Agent at any time or times hereafter to require strict performance by a Seller, any other guarantor of all or any part of the Guaranteed Obligations or any other party of any of the provisions, warranties, terms and conditions contained in any of the Related Documents now or at any time or times hereafter executed by such parties and delivered to either Buyer, the Lender or the Agent shall not waive, affect or diminish any right of the Buyer, the Lender or the Agent at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of either Buyer, the Lender, the Agent, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the applicable Seller, specifying such waiver, and is signed by the Lender or the Agent (as applicable). No waiver of any Event of Default by either Buyer, the Lender or the Agent shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by either Buyer, the Lender or the Agent permitted hereunder shall in any way affect or impair either Buyer’s, the Lender’s or the Agent’s rights and remedies or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by either Seller to the Lender or the Agent shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

12. Effectiveness; Termination. This Guaranty shall become effective upon its execution by the Guarantor and shall continue in full force and effect and may not be terminated or otherwise revoked until the Final Payout Date. If, notwithstanding the foregoing, the Guarantor shall have any right under applicable law to terminate or revoke this Guaranty, the Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by the Guarantor, is actually received by the Agent. Such notice shall not affect the right and power of the Lender or the Agent to enforce rights arising prior to receipt thereof by the Agent. If the Lender grants loans or takes other action after the Guarantor terminates or revokes this Guaranty but before the Agent receives such written notice, the rights of the Agent with respect thereto shall be the same as if such termination or revocation had not occurred.

13. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and upon its successors and assigns and shall inure to the benefit of each Buyer, the Lender and the Agent and their respective successors and assigns; all references herein to either Buyer, either Seller, to the Lender, to the Agent and to the Guarantor shall be deemed to include their respective successors and assigns; provided that the Guarantor may not assign any of its rights or obligations hereunder without the prior written consent of each Buyer, the Lender and the Agent. The successors of each Seller shall include, without limitation, its respective receivers, trustees, debtors-in-possession or successor trustees.

14. GOVERNING LAW. THIS GUARANTY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

15. CONSENT TO JURISDICTION; COUNTERCLAIMS; FORUM NON CONVENIENS. (a) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (b) OF THIS SECTION 15, EACH BUYER, THE AGENT, THE LENDER AND THE GUARANTOR AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF OR RELATED TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK OR, TO THE EXTENT SUCH COURTS LACK JURISDICTION, STATE COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK.

(b) OTHER JURISDICTIONS. EACH OF THE LENDER, AGENT AND EACH BUYER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTOR OR ITS REAL OR PERSONAL PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE AGENT TO OBTAIN PERSONAL JURISDICTION OVER THE GUARANTOR OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT. THE GUARANTOR SHALL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE AGENT, EITHER BUYER OR THE LENDER ARISING OUT OF OR RELATING TO THIS GUARANTY.

(c) VENUE; FORUM NON CONVENIENS. EACH OF THE GUARANTOR, EACH BUYER, THE AGENT AND THE LENDER WAIVES ANY OBJECTION THAT IT MAY HAVE (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS) TO THE LOCATION OF THE COURT IN WHICH ANY PROCEEDING IS COMMENCED IN ACCORDANCE WITH THIS SECTION 15.

16. SERVICE OF PROCESS. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTOR’S NOTICE ADDRESS SPECIFIED BELOW, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING.

17. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR, EACH BUYER, THE AGENT AND THE LENDER WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG EITHER BUYER, THE LENDER, THE AGENT OR THE GUARANTOR ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. ANY OF THE AGENT, THE GUARANTOR, EITHER BUYER OR THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

18. Further Assurances. If the Guarantor fails to perform any of its obligations hereunder, the Agent may (but shall not be required to) perform, or cause performance of, such obligation; and the Agent’s reasonable costs and expenses incurred in connection therewith shall be payable by the Guarantor.

19. Waiver of Bond. The Guarantor waives the posting of any bond otherwise required of the Agent or the Lender in connection with any judicial process or proceeding to enforce any judgment or other court order entered in favor of either Buyer, the Agent or the Lender, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Guaranty or any other agreement or document among any of the Agent, the Lender, the Guarantor or either Buyer.

20. Advice of Counsel. The Guarantor represents and warrants to each Buyer, the Agent and the Lender that he has discussed this Guaranty and, specifically, the provisions of Sections 14 through 19 hereof, with its lawyers.

21. Notices. All notices and other communications required or desired to be served, given or delivered hereunder shall be in writing or by a telecommunications device capable of creating a printed record and shall be addressed to the party to be notified as follows:

if to the Guarantor, at:

GWG Holdings, LLC

60 South Sixth Street, Suite 950

Minneapolis, MN 55402

Attention: Ryan Kaplan

Telecopy: 612-746-0445

if to the Buyers, at:

GWG DLP Funding II, LLC

60 South Sixth Street, Suite 950

Minneapolis, MN 55402

Attention: Ryan Kaplan

Telecopy: 612-746-0445

United Lending SPV, LLC

60 South Sixth Street, Suite 950

Minneapolis, MN 55402

Attention: Ryan Kaplan

Telecopy: 612-746-0445

if to the Lender, at:

Autobahn Funding Company LLC

c/o DZ BANK AG Deutsche

Zentral-Genossenschaftsbank

New York Branch

609 5th Avenue

New York, New York 10017-1021

Attention: Asset Securitization Group

Telecopy: (212) 745-1651

if to the Agent, at:

DZ BANK AG Deutsche

Zentral-Genossenschaftsbank

New York Branch

609 5th Avenue

New York, New York 10017-1021

Attention: Asset Securitization Group

Telecopy: (212) 745-1651

or, as to each party, at such other address as designated by such party in a written notice to the other party. All such notices and communications shall be deemed to be validly served, given or delivered (i) five (5) days following deposit in the United States mails, with proper postage prepaid; (ii) upon delivery thereof if delivered by hand to the party to be notified; (iii) upon delivery thereof to a reputable overnight courier service, with delivery charges prepaid; or (iv) upon confirmation of receipt thereof if transmitted by a telecommunications device.

22. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

23. Merger. This Guaranty represents the final agreement of the Guarantor with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, among any of the Agent, the Guarantor and the Lender.

24. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Guaranty by facsimile shall be effective as delivery of a manually executed counterpart of this Guaranty.

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IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the day and year first set forth above.

Signature Page to Performance Guaranty

Signature Page to Performance Guaranty

Signature Page to Performance Guaranty